Exhibit 10.19

关于填补被摊薄即期回报的承诺函

Letter of Commitment on Filling the Diluted Spot Return

鉴于北京通美晶体技术股份有限公司（以下简称“发行人”）拟申请首次公开发行股票并在科创板上市，本企业作为发行人的控股股东，现依据相关法律、法规和中国证券监督管理委员会的有关规定，就填补被摊薄即期回报事项作出如下承诺：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Issuer”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board, our enterprise, as the controlling shareholder of the Issuer, hereby undertakes as follows with respect to the matter of filling the diluted spot return according to the relevant laws, regulations and relevant stipulations of China Securities Regulatory Commission:

本企业将督促发行人切实履行填补被摊薄即期回报的措施，并承诺：本企业或本企业提名的董事将在权限范围内参与发行人经营管理活动，尽最大努力维护发行人及其股东的合法利益。

Our enterprise will supervise and urge the Issuer to practically perform the measures for filling the diluted spot return, and shall undertake: our enterprise or the directors nominated by our enterprise will participate in the Issuer’s operation and management activities within the scope of authority and will try the best to safeguard the legal rights and interests of the Issuer and its shareholders.

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2/10/2023 11:59 AM 译文-10.19_、 280-关Filling the Diluted Spot Return--GF Unclear.docx Folder- 1 of 2

Exhibit 10.19

（本页无正文，为《关于填补被摊薄即期回报的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on Filling the Diluted Spot Return)

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

2/10/2023 11:59 AM 译文-10.19_、 280-关Filling the Diluted Spot Return--GF Unclear.docx Folder- 2 of 2